Exhibit 10.9 Execution Version FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT This FIFTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of June 26, 2020 (the “Fifth Amendment Effective Date”), by and among (A) FORBES ENERGY SERVICES LTD., a Delaware corporation (“Parent”); (B) the Subsidiaries of Parent identified on the signature pages hereto (each of such Subsidiaries, together with Parent, jointly and severally, the “Borrowers” and, each, a “Borrower”); (C) REGIONS BANK, an Alabama bank, in its capacities as administrative agent and collateral agent for Lenders, LC Issuer and the other Secured Parties (“Administrative Agent”); and (D) the lenders party to the Credit Agreement (collectively, the “Lenders”). RECITALS: WHEREAS, Borrowers, Administrative Agent and the Lenders are party to that certain Credit Agreement, dated as of November 16, 2018 (as amended, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) pursuant to which the Lenders agreed to extend certain credit facilities to the Borrowers; WHEREAS, on March 20, 2020, the Borrowers, Administrative Agent and the Lenders entered into that certain Third Amendment and Temporary Limited Waiver, pursuant to which Administrative Agent and the Lenders granted a temporary limited waiver with respect to the qualifications included in the audit opinion of Parent’s independent certified public accountants delivered in connection with the annual audited financial statements required by Section 9.6(c) of the Credit Agreement for the Fiscal Year ended December 31, 2019 (the “March 2020 Temporary Limited Waiver”); WHEREAS, Borrowers have informed Administrative Agent and the Lenders that (i) events of default have occurred, or are anticipated to occur, under the Term Loan Agreement, as a result of the Tax Payment Default (defined below) and the failure to make scheduled interest payments in cash from and after July 1, 2020 as required under the Term Loan Agreement (collectively, the “Term Loan Defaults”), and (ii) certain property taxes of Borrowers have become due during the Fiscal Year ending December 31, 2020 but have not yet been paid (the “Tax Payment Default”); WHEREAS, Borrowers desire the Administrative Agent and Lenders to (i) make the March 2020 Temporary Limited Waiver permanent, (ii) waive any Events of Default that would occur as a result of any Term Loan Default, (iii) waive the Tax Payment Default and (iv) make certain modifications to the Credit Agreement, and the Administrative Agent and the Lenders have agreed to (w) make the March 2020 Temporary Limited Waiver permanent, (x) waive any Events of Default that would occur as a result of any Term Loan Default, (y) waive the Tax Payment Default and (z) modify certain provisions contained in the Credit Agreement, in each case upon the terms and conditions hereafter set forth; and NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1. Definitions. All capitalized terms not defined herein shall have the meanings given to such terms in the Credit Agreement. Section 2. Amendments to Credit Agreement. 2.1. Amendments to Credit Agreement. Effective as of the Fifth Amendment Effective Date, the Credit Agreement is hereby amended as follows: 1 [Forbes] Fifth Amendment and Waiver to Credit Agreement #75568149

(a) The following defined term “Fifth Amendment Effective Date” is added in the appropriate alphabetical order to Section 1.1 of the Credit Agreement as follows: “Fifth Amendment Effective Date” means June 26, 2020. (b) The following defined term “Subordinated Notes Indenture” is added in the appropriate alphabetical order to Section 1.1 of the Credit Agreement as follows: “Subordinated Notes Indenture” means the Indenture, dated as of March 4, 2019, between Parent, as issuer, and Wilmington Trust, National Association, as trustee, with respect to the 5.00% Subordinated Convertible PIK Notes due 2020 issued thereunder. (c) The following defined terms in Section 1.1 of the Credit Agreement are hereby amended and restated as follows: ““LC Sublimit” means, as of any date of determination, the lesser of (a) Nine Million Dollars ($9,000,000) and (b) the aggregate unused amount of the Revolving Commitments then in effect.” ““Revolving Commitment” means, at any time of determination and with respect to each Lender, such Lender’s obligation to make Revolving Loans, participate in Swing Line Loans, and participate in LC Obligations. “Revolving Commitments” means, at any time of determination, the aggregate amount of such commitments of all Lenders. The amount of each Lender’s Revolving Commitment, if any, is set forth on Appendix A or in the applicable Assignment Agreement or any other agreement pursuant to which such Lender becomes a party hereto, subject to any increase, adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Revolving Commitments as of the Fifth Amendment Effective Date is Nine Million Dollars ($9,000,000).” ““Stated Revolving Commitment Termination Date” means December 31, 2020.” ““Swing Line Sublimit” means Zero Dollars ($0).” (d) Section 2.1(a) of the Credit Agreement is hereby amended as follows: The term “Revolving Commitment Termination Date” is hereby deleted in its entirety and replaced with the term “Fifth Amendment Effective Date”. (e) Section 2.3(a) of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof to read as follows: “Notwithstanding the foregoing, no Swing Line Loans shall be made to the Borrowers on or after the Fifth Amendment Effective Date.” (f) Section 2.4(c) of the Credit Agreement is hereby amended by the inserting the following sentence at the end thereof to read as follows: “Notwithstanding the foregoing, the Borrowers shall Cash Collateralize all LC Obligations and Bank Product Obligations not later than July 31, 2020 and any additional LC Obligations and Bank Product Obligations shall be Cash Collateralized as incurred.” 2 [Forbes] Fifth Amendment and Waiver to Credit Agreement #75568149

(g) Effective as of June 1, 2020, the Excess Availability requirement in Section 11.1(a) of the Credit Agreement is no longer effective and is hereby deleted in its entirety and replaced with “[Reserved]”, and for the avoidance of doubt, any failure to satisfy such requirement on or after June 1, 2020 shall not constitute a Default. (h) Section 12.1(g) of the Credit Agreement is hereby amended and restated as follows: “(g) Cross Default. Obligors or Subsidiaries, or any one or more of them, shall fail to make any payment in respect of outstanding Debt (other than the Obligations and the obligations under the Subordinated Notes Indenture) having an aggregate outstanding principal amount in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) (determined singly or in the aggregate with other Debt of such Obligors or Subsidiaries) when due after the expiration of any applicable grace period, or any event or condition shall occur which results in the acceleration of the maturity of such Debt (including any required mandatory prepayment or “put” of such Debt to any such Person) or enables (or, with the giving of notice or passing of time or both, would enable) the holders of such Debt or a commitment related to such Debt (or any Person acting on such holders’ behalf) to accelerate the maturity thereof or terminate any such commitment before its normal expiration (including any required mandatory prepayment or “put” of such Debt to such Person), or there shall occur any default under any Bank Product Agreement (including any Swap Agreement) after the expiration of any applicable cure period set forth therein; or” Section 3. Ratification. Each Credit Party confirms that all of its obligations under the Loan Documents (as amended by this Amendment) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Each Credit Party further confirms that the term “Obligations”, as used in the Credit Agreement, shall include all Obligations of the Credit Parties under the Credit Agreement (as amended by this Amendment), under any promissory notes issued under the Credit Agreement, and under each other Loan Document. Section 4. Waivers. Upon the Fifth Amendment Effective Date, Administrative Agent and the Lenders hereby (a) make the March 2020 Temporary Limited Waiver permanent, (b) waive any Events of Default that would occur as a result of any Term Loan Default, so long as the requisite lenders under the Term Loan Agreement have agreed to forbear any actions or remedies under the Term Loan Agreement with respect to the Term Loan Defaults on terms acceptable to Agent, (c) waive the Tax Payment Default (effective at the time such taxes became due and payable, and for the avoidance of doubt, such waiver shall continue to apply to the requirements of Section 9.11 of the Credit Agreement for all unpaid amounts related to the Tax Payment Default), and (d) waive the failure (if any) to comply with the requirements to provide notice of Default or Event of Default in respect of any of the foregoing (clauses (a), (b), (c) and (d), collectively, the “Specified Waived Matters”); provided, that, for the avoidance of doubt, (i) the foregoing waivers shall not constitute a (x) waiver of any future compliance of any covenant that was or may have been violated in connection with the Specified Waived Matters or (y) consent to any future non-compliance with any covenant that was or may have been violated in connection with the Specified Waived Matters, and (ii) this waiver shall neither waive nor affect the ability of Administrative Agent or any Lender to assert, at any time following any further Default or Event of Default, any claims available under applicable law on account of any negligent or intentional misrepresentation (if any) related to any of the events giving rise to the Specified Waived Matters. Except as expressly set forth in this Amendment, nothing contained in this Amendment, or any other communication between or among Administrative Agent, Lenders and any Credit Party, shall be construed as a waiver by Administrative 3 [Forbes] Fifth Amendment and Waiver to Credit Agreement #75568149

Agent or Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment or any other contract or instrument between or among any Credit Party, Administrative Agent and/or Lenders, or of any similar future transaction, and the failure of Administrative Agent and/or Lenders at any time or times hereafter to require strict performance by any Credit Party of any provision thereof shall not waive, affect or diminish any right of Administrative Agent and/or Lenders to thereafter demand strict compliance therewith. Nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (a) except as expressly set forth in this Amendment, impair, prejudice or otherwise adversely affect Administrative Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Documents, each as amended hereby, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement or any other Loan Documents or any other contract or instrument, or (c) constitute any course of dealings or other basis for altering any obligation of any Credit Party under the Credit Agreement or any other Loan Documents or any right, privilege or remedy of the Administrative Agent or any Lender under the Credit Agreement, any other Loan Documents or any other contract or instrument. Administrative Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between or among any Credit Party, Administrative Agent and Lenders, each as amended hereby. Section 5. Withdrawal of Default Notice. Administrative Agent and Lenders hereby acknowledge and agree that the Notice of Default and Reservation of Rights, dated June 9, 2020 and delivered to the Borrowers, is hereby withdrawn, and no purported Default or Event of Default described therein has occurred on or prior to the Fifth Amendment Effective Date. For the avoidance of doubt, as of the Fifth Amendment Effective Date, the Default Rate shall not apply to any interest, fees or other Obligations accrued under the Credit Agreement or any other Loan Document. Section 6. Representations and Warranties. Each Credit Party represents and warrants to Administrative Agent and Lenders the following: (a) after giving effect to this Amendment, there does not exist any Default or Event of Default, and (b) both immediately before and after giving effect to this Amendment, (i) each Credit Party is in good standing under the laws of the jurisdiction of its incorporation, organization, or formation, (ii) no amendment, modification or other change has been made to (A) the articles of incorporation or organization (or other applicable charter documents), or (B) the bylaws or operating agreement of each Credit Party since the Closing Date (other than amendments not adverse to the interests of the Administrative Agent or the Lenders), and (iii) the execution, delivery and performance of this Amendment and of the Loan Documents as amended hereby has been duly authorized by all necessary corporate, company or partnership action. Section 7. Conditions to Effectiveness. The effectiveness of this Amendment as of the Fifth Amendment Effective Date is conditioned upon the satisfaction or waiver of the following conditions precedent. The determination as to whether each condition has been satisfied may be made in Administrative Agent’s sole discretion, all of which shall be satisfactory in form and substance to Administrative Agent: 7.1. Administrative Agent shall have received this Amendment, duly executed by each of the undersigned signatories. 7.2. On or prior to June 19, 2020, Borrowers shall have deposited Two Million Six Hundred Eighty Nine Thousand Dollars ($2,689,000) in cash to an account controlled by the Administrative Agent. 4 [Forbes] Fifth Amendment and Waiver to Credit Agreement #75568149

7.3. No Default or Event of Default shall have occurred and be continuing on the Fifth Amendment Effective Date (after giving effect to this Amendment), or would exist after giving effect to the transactions described in this Amendment on the Fifth Amendment Effective Date. 7.4. The Credit Parties shall have paid to Administrative Agent all reasonable and documented fees, costs and expenses (including reasonable attorneys’ fees, costs and expenses) and other amounts owed to or incurred by Administrative Agent or Lenders in connection with this Amendment, to the extent invoiced to Parent in advance of the Fifth Amendment Effective Date. The Credit Parties shall be deemed to represent and warrant to Administrative Agent and Lenders that each of the foregoing conditions have been satisfied upon the release of their respective signatures to this Amendment. Section 8. Post-Closing Obligations. Borrowers hereby agree as follows: 8.1. Borrowers shall deposit One Million Dollars ($1,000,000) in cash on or before June 30, 2020 and One Million Two Hundred Thousand Dollars ($1,200,000) (or such other amount as is required to Cash Collateralize all LC Obligations and Bank Product Obligations) in cash on or before July 31, 2020, in each case, to an account controlled by the Administrative Agent. 8.2. Borrowers shall maintain CARES Debt of not less than $2,500,000 through July 31, 2020 to fund CARES Act Permitted Purposes. The Credit Parties hereto agree that any breach of the post-closing obligations set forth in this Section 8 shall result in an immediate Event of Default (without giving effect to any cure period). Section 9. Cash Collateralization. At all times when the LC Obligations and Bank Product Obligations are Cash Collateralized: 9.1. The covenants set forth in Sections 9, 10 and 11 and the Events of Default set forth in Section 12 shall cease to apply, other than Section 9.2(a) (solely with respect to the preservation and maintenance of Borrowers’ legal existence), Section 9.2(b), Section 9.6(b)(i) (limited to quarterly financial statements instead of monthly, which will be required to be delivered on or before forty-five (45) days after the end of each Fiscal Quarter, without regard to when or if such are required to be filed with the Securities and Exchange Commission (or, if such due date is not a Business Day, then on the next Business Day)), Section 9.6(m), Section 9.11, Section 10.7, Section 12.1(a), Section 12.1(b), Section 12.1(c), Section 12.1(e), Section 12.1(g) (excluding any Debt for which a forbearance agreement on terms acceptable to Agent is in effect with respect to the relevant default under such Debt), Section 12.1(j), Section 12.1(k) (with respect to any Obligor), Section 12.1(l) (with respect to any Obligor), Section 12.1(n), Section 12.1(o) and Section 12.1(p) (unless a forbearance agreement on terms acceptable to Agent is in effect with respect to the relevant Event of Default (as defined in the Term Loan Agreement)). 9.2. All Collateral securing the Obligations, other than Cash Collateral, shall be released by Administrative Agent on behalf of the Secured Parties, and Administrative Agent shall terminate the Security Documents (other than Administrative Agent’s Lien on the Cash Collateral); and Administrative Agent shall execute and deliver any release documents and make any UCC-3 or other filings as Borrower Representative reasonably requests to evidence such release of Collateral. Section 10. Miscellaneous. 5 [Forbes] Fifth Amendment and Waiver to Credit Agreement #75568149

10.1. None of the Lenders, if any, identified in the Credit Agreement, as amended hereby, as an arranger or bookrunner shall have any right, power, obligation, liability, responsibility or duty under the Credit Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. 10.2. Except as expressly provided in this Amendment, (a) the Credit Agreement and the other Loan Documents shall continue in full force and effect, and (b) the terms and conditions of the Credit Agreement and the other Loan Documents are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction. From and after the Fifth Amendment Effective Date, references to the Credit Agreement in each Loan Document shall be references to the Credit Agreement as amended hereby. The Lenders party hereto hereby direct and instruct Administrative Agent to execute and deliver this Amendment and all documents to be executed in connection herewith, and to induce Administrative Agent to execute and deliver this Amendment and the other applicable documents, each Lender ratifies and confirms its obligations under, and the immunities and exculpatory provisions accruing to Administrative Agent under, the terms of the Credit Agreement and the other Loan Documents and agrees that, as of the date hereof, such obligations, immunities and other provisions are without setoff, counterclaim, defense or recoupment. This Amendment shall constitute a Loan Document. 10.3. Each Credit Party hereby ratifies and confirms the Liens and security interests granted under the Loan Documents and further ratifies and agrees that such Liens and security interests secure all obligations and indebtedness now, hereafter or from time to time made by, owing to or arising in favor of Administrative Agent or Lenders pursuant to the Loan Documents (as now, hereafter or from time to time amended). 10.4. Each Guarantor agrees that its consent is not required to the effectiveness of this Amendment, and that no consent of any of them is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Documents. 10.5. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Credit Agreement. 10.6. This Amendment, along with each and every other Loan Document, may be executed by a handwritten signature, by use of an electronic signature or by a signatory’s adoption of any marking (including, without limitation, by inserting the electronic text of the name of a signatory that has been inserted or appended to a document by or on behalf of such signatory) as the signature of such signatory (which adoption may be confirmed by an email exchange with the signatory, and such confirmation shall be conclusive evidence of such adoption for all purposes) and executed in any number of counterparts (including by facsimile or as a .pdf attachment), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. The parties agree that each and every electronic signature or other marking adopted as a signature of, by or on behalf of a Person (including any signatory for such Person) are the same, and shall be deemed to be same, as handwritten signatures for all purposes of this Amendment and the other Loan Documents, including, without limitation, for purposes of the validity, enforceability and admissibility of this Amendment and any other Loan Document. 6 [Forbes] Fifth Amendment and Waiver to Credit Agreement #75568149

10.7. If any term or provision of this Amendment is adjudicated to be illegal, invalid or unenforceable under applicable laws or regulations, such provision shall be inapplicable to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible. 10.8. This Amendment shall be binding upon and inure to the benefit of the Credit Parties, Administrative Agent and Lenders and their respective successors and permitted assigns, except that the Credit Parties shall not have the right to assign any rights hereunder or any interest herein without Administrative Agent’s and the required Lenders’ prior written consent. 10.9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE CREDIT AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE CREDIT AGREEMENT. [Signature Pages Follow] 7 [Forbes] Fifth Amendment and Waiver to Credit Agreement #75568149